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     SUPPLEMENT NO. 2 dated November 17, 2003

TO   PROSPECTUS dated February 1, 2003

FOR  STATE STREET RESEARCH AURORA FUND
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST


     INVESTMENT MANAGEMENT

     Under the above caption at page 8 of the prospectus, the following is added to the end of the third paragraph:

     "Effective January 1, 2004, Paul Haagensen and Caroline Evascu will be the portfolio managers of the fund. Since February 2003, they have been part of a portfolio management team responsible for the day-to-day management of the fund."


                                                                    AR-7993-1103
                                                  Control Number:(exp0204)SSR-LD
[STATE STREET RESEARCH LOGO]                                               39065